SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 15, 2004
Date of Report (Date of earliest event reported)

Endurance Specialty Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-032908

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices, including zip code)

(441) 278-0440
(Reigstrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Item 5. Other Events

     On July 15, 2004, Endurance Specialty Holdings Ltd. (the “Company”) closed the previously announced public offering of $250 million principal amount of 7% Senior Notes due 2034 (the “Notes”). The Company entered into an Underwriting Agreement covering the issue and sale by the Company of the Notes as of July 8, 2004, a copy of which is attached to this Form 8-K and filed herewith under Item 7 as Exhibit 1.1. The Notes were initially offered by the underwriters at a price of 99.108% of their principal amount, providing an effective yield of 7.072%, and, unless previously redeemed, will mature on July 15, 2034. The sale of the Notes resulted in net proceeds to the Company of approximately $245.1 million. The Company will use a portion of the net proceeds from the sale of the Notes to repay the $103 million term loan outstanding under its bank credit facility and intends to use the remaining proceeds for general corporate purposes, including potential acquisitions and repurchases of its shares and share equivalents. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the registration statement on Form S-3 (Registration Statement No. 333-116505) of the Company (the “Registration Statement”).

     This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection therewith as exhibits to the Registration Statement, which was filed with the Securities and Exchange Commission on June 15, 2004, and became effective on June 30, 2004, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

1.1	Underwriting Agreement, dated July 8, 2004, by and among the Company, J. P. Morgan Securities Inc. and Barclays Capital Inc., as Representatives of the Underwriters named in Schedule 1 thereto.

4.1	Indenture, dated as of July 15, 2004, between the Company, as Issuer, and The Bank of New York, as Trustee.

4.2	First Supplemental Indenture, dated as of July 15, 2004, to the Indenture, dated as of July 15, 2004, between the Company, as Issuer, and The Bank of New York, as Trustee.

4.3	Form of 7% Senior Note due July 15, 2034 (included in Exhibit 4.2).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

5.2	Opinion of Appleby Spurling Hunter.

12.1	Computation of ratio of earnings to fixed charges.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 15, 2004

By:	/s/ John V. Del Col

Name:	John V. Del Col
Title:	General Counsel & Secretary

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 8, 2004, by and among the Company, J. P. Morgan Securities Inc. and Barclays Capital Inc., as Representatives of the Underwriters named in Schedule 1 thereto.

4.1	Indenture, dated as of July 15, 2004, between the Company, as Issuer, and The Bank of New York, as Trustee.

4.2	First Supplemental Indenture, dated as of July 15, 2004, to the Indenture, dated as of July 15, 2004, between the Company, as Issuer, and The Bank of New York, as Trustee.

4.3	Form of 7% Senior Note due July 15, 2034 (included in Exhibit 4.2).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

5.2	Opinion of Appleby Spurling Hunter.

12.1	Computation of ratio of earnings to fixed charges.